NUVEEN SHORT-TERM REIT ETF

(the “Fund”)

SUPPLEMENT DATED JUNE 18, 2024

To THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2024

Effective June 18, 2024, Lei Liao has retired and is no longer a portfolio manager of the Fund. Based on the foregoing, all references and information relating to Lei Liao are removed from the Fund’s Summary Prospectus and Prospectus. Philip James (Jim) Campagna will continue to serve as portfolio manager for the Fund.

Effective June 18, 2024, Nazar Romanyak and Darren Tran have been named as portfolio managers of the Fund. Accordingly, the following information supplements the “Portfolio Managers” description under the “Management” section of the Fund’s Summary Prospectus and the “Fund Management—Who Manages the Funds” section of the Fund’s Prospectus.

Nazar Romanyak, CFA is a Senior Director, Portfolio Manager at Teachers Advisors, LLC (“TAL”) (portfolio management of domestic and international large-, mid- and small-cap equity and REIT portfolios). He joined TAL in 2013 and has total industry experience since 2012.

Darren Tran, CFA is a Managing Director, Portfolio Manager at TAL (portfolio management of domestic and international large-, mid- and small-cap equity and REIT portfolios). He joined TAL in 2005 and has total industry experience since 2000.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

NGN-NURE-0624P